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                                                                    EXHIBIT 10.5

                          STANDARD FORM OF STORE LEASE
                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 26th day of October 1999, between BRAUN MANAGEMENT, INC. of 160 Broadway, First Floor, New York, NY 10038, as agent for BOWLING GREEN ASSOCIATES, L.P. party of the first part, hereinafter referred to as OWNER, and THE BERKSHIRE BANK, a New York Corporation, whose office is located at 600 Madison Avenue, New York, NY 10016, party of the second part, hereinafter referred to as TENANT.

                                   WITNESSETH:

Owner hereby leases to Tenant and Tenant hereby hires from Owner the Ground floor Store and Upper/Lower Mezzanine, designated as #150 on Exhibit A-1, Mezzanine on Exhibit A-2 respectively and hereinafter, collectively, referred to as the "Demised Premises" in the building known as 5-11 Broadway in the Borough of Manhattan, City of New York, for the term of See Paragraph 41.01 (or until such term shall sooner cease and expire as hereinafter provided) to commence on the __ day of ______________ nineteen hundred and _____________, and to end on the __ day of __________ See Paragraph 41.01, both dates inclusive, at an annual rental rate of See Paragraph 41.02, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1. Rent: Tenant shall pay the rent as above and as hereinafter provided.

2. Occupancy: Tenant shall use and occupy demised premises for a commercial bank, and its general and executive offices and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

3. Alterations: Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installation as may be required by Owner, Tenant shall immediately and at its expense, repair and restore

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the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

4. Repairs: Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article
8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other Casualty which are dealt with in Article 9 hereof.

5. Window Cleaning: Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

6. Requirements of Law, Fire Insurance: Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in
Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

7. Subordination: This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are

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a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

8. Tenant's Liability Insurance Property Loss, Damage, Indemnity: Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or other wise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

9. Destruction, Fire, and Other Casualty: (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise, The release and waiver herein referred to shall be deemed to include any loss or

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damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

10. Eminent Domain: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

11. Assignment, Mortgage, Etc.: Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

12. Electric Current: Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

13. Access to Premises: Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations

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hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

14. Vault, Vault Space, Area: No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

15. Occupancy: Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

16. Bankruptcy: Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

17. Default: (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term

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thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

18. Remedies of Owner and Waiver of Redemption: In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

19. Fees and Expenses: If Tenant- shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

20. No Representations by Owner: Neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

21. End of Term: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

22. Quiet Enjoyment: Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

23. Failure to Give Possession: If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

24. No Waiver: The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

25. Waiver of Trial by Jury: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the. relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4 except for statutory mandatory counterclaims.

26. Inability to Perform: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgement of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

27. Bills and Notices: Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

28. Water Charges: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, ___% ($__________) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

29. Sprinklers: Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $_______ on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

30. Elevators, Heat, Cleaning: As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free front snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

31. Security: Tenant has deposited with Owner the sum of $NONE as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

32. Captions: The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

33. Definitions: The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "reenter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

34. Adjacent Excavation Shoring: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

35. Rules and Regulations: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American

Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

36. Glass: Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

37. Pornographic Uses Prohibited: Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law [d]235.00.

38. Estoppel Certificate: Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

39. Successors and Assigns: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

                  See Rider consisting of pages annexed hereto.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                                   BRAUN MANAGEMENT, INC., as
                                                     Agent for BOWLING GREEN
                                                     ASSOCIATES, L.P.

                                                     By:
Witness for Tenant:                                  THE BERKSHIRE BANK


                                                     By:/s/ Moses Krausz
                                                              Moses Krausz
                                                              President & CEO

                                ACKNOWLEDGEMENTS

CORPORATE OWNER
STATE OF NEW YORK      )
                       ) ss.:
County of              )

On this ____ day of __________19,__ before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he resides in ________________, that he is the ___________ of ___________________, the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL OWNER
STATE OF NEW YORK       )
                        ) ss.:
County of               )

On this __ day of _______19,__ before me personally came __________________, to be known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

CORPORATE TENANT
STATE OF NEW YORK       )
                        ) ss.:
County of New York      )

On this 5th day of April, 2000 before me personally came Moses Krausz, to me known, who being by me duly sworn, did depose and say that he is the President & CEO of The Berkshire Bank, the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                /s/ Eileen L. Lepetit

                                                    EILEEN L. LEPETIT
INDIVIDUAL TENANT                            Notary Public, State of New York
STATE OF NEW YORK       )                             No. 01LE5039543
                        ) ss.:                  Qualified in Nassau County
County of               )                   Commission Expires February 21, 2001


On this __ day of _____________19,___ before me personally came
__________________, to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                    GUARANTY

The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached Lease, including the "Rules and Regulation" as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease or of this guaranty that Owner and the undersigned shall and do waive trial by jury.

Dated:         19__


                                    Guarantor

Witness

Guarantor's Residence

Business Address

Firm Name

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF               )

On this __ day of _______________19,___ before me personally came
_________________, to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                             Notary

                                    IMPORTANT
                      RULES AND REGULATIONS ATTACHED TO AND
            MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised-premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgement to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash - Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

                RIDER ATTACHED TO AND MADE A PART OF STORE LEASE
              BY AND BETWEEN BRAUN MANAGEMENT INC. OF 160 BROADWAY,
         NEW YORK NEW YORK AS AGENT FOR BOWLING GREEN ASSOCIATES, L.P.,
                ("Landlord") and THE BERKSHIRE BANK, ("Tenant").

40.00. This Lease is conditional upon Tenant obtaining, on or before ____________, the approval of its terms in their entirety from the New York State Banking Commission. In the event such approval is not obtained by said date, either party shall thereafter have the privilege of canceling the Lease upon notice delivered to the other.

40.01. The term of this Lease shall begin on July 1, 2000 (the "Term Commencement Date"). The term of the Lease shall expire June 28, 2005 (the "Expiration Date").

40.02. The rent (the "Base Rent" or "Fixed Rent") which Tenant agrees to pay in advance monthly installments shall be due and payable on the first day of each and every calendar month beginning on the Term Commencement Date continuing through the Expiration Date and shall be paid at the rate of TWO HUNDRED THIRTY-SIX NINE HUNDRED FIFTY-FIVE DOLLARS ($236,955.00) per annum, payable in equal monthly installments of NINETEEN THOUSAND SEVEN HUNDRED FORTY-SIX DOLLARS and TWENTY-FIVE CENTS ($19,746.25).

40.03. Tenant shall accept the Premises in its "as is" condition except Landlord shall, at Landlord's sole cost and expense at or about the commencement of the term according to Building Standards perform the following work ("Landlord's Work"):

         1. Construct according to Building Standards the walls, ceilings, and electrical outlets and lighting as per Tenant's Plan (Exhibit B).

         2. Provide and install floor covering to be selected by Tenant from Landlord's standard samples.

         3. Paint walls and trim in color to be selected from Landlord's standard paint chart.

40.04. In the event Landlord is unable to substantially complete Landlord's Work on the Term Commencement Date Tenant's obligation to pay Base Rent and additional rent shall be abated on a per them basis until Substantial Completion shall occur. The rental payments for the calendar month following Substantial Completion shall be adjusted to reflect such abatement. In the event, however, Tenant shall take possession of the Premises and begin operation of its business or profession in the Premises before Substantial Completion by Landlord of Landlord's Work (the "Possession Date") then the aforementioned abatement shall end on the Possession Date rather than on the Substantial Completion Date.

40.05. In the event the Rent Commencement Date shall occur on a day other than the first day of a calendar month, the next installment of rents due shall be adjusted on a per them basis to reflect the actual rent due for the preceding partial rental month.

41.01. As used in this Article the words and terms which follow mean and include the following:

         a. "Tax Year" shall mean each period of twelve months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other fiscal year as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

         b. "Operation Year" shall mean each calendar year, subsequent to the calendar year 2000 in which occurs any part of the term of this Lease.

         c. "Tenant's Proportionate Share" shall mean two and sixty-three hundredths of one percent (2.63%).

         d. "Area of the Premises" shall mean the rentable square foot area of the Demised Premises (which the parties have agreed shall be 5.559 square feet for the purposes of this Article).

         e. "Real Estate Tax" shall mean any and all taxes and assessments (including, without limitation, special and extraordinary assessments) imposed upon the Building(s) and the Land(s) of which the

                  Demised Premises forms a part. If there is a change in the method of taxation which results in any franchise, income, rent, profit or other tax, however designated, being levied against Landlord and/or the owner of the Land(s) and Building(s) in substitution of, or in addition to any Real Estate Tax, in whole or in part, such tax or taxes shall be considered to be a Real Estate Tax for the purposes hereof.

         f. "Real Estate Tax Base" shall mean the Real Estate Taxes for the one fiscal period (i.e., July I to June 30) of 1999/00.

         g. "Hourly Wage Rate" as respects any Operation Year shall mean the minimum hourly wage prescribed to be paid to the workers described below, appropriately adjusted from time to time to reflect changes in fringe benefits required by law or by applicable labor agreements and computed on an hourly basis, in major office buildings (hereinafter called "Class A Office Buildings") and in effect as of January 1 in such Operation Year (or if such rate and/or benefits shall be subject to change during an Operation Year then the average thereof for such Operation Year as reasonably estimated or calculated by Landlord) pursuant to an agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of those workers classified as "Others" (or any successor or equivalent designation) in Class A Office Buildings which said minimum hourly wage rates shall be computed on the basis of the total weekly amount required to be paid to said workers in the Building for regular work weeks (exclusive of any overtime or premium pay work in such regular work weeks.) Such total weekly amounts shall be inclusive of all payments or benefits of every nature and kind (including those required to be paid by the employer directly to the taxing authorities or others on account of the employment) such as, without limiting the generality of the foregoing, social security, unemployment and all other similar taxes, holiday and vacation pay, incentive pay, accident, health and welfare insurance programs, pension plans, guarantee pay plans and supplemental unemployment benefit programs, and fringe benefits, payments, plans or programs of a similar or dissimilar nature, irrespective of whether they may be required or provided for in any applicable law or regulation or otherwise. If there is no such agreement in effect as of any such January 1 by which the Hourly Wage Rate is determinable, computations and payments shall thereupon be made upon the basis of the Hourly Wage Rate being paid by the Landlord or by the contractor performing the cleaning services for Landlord on such January 1 for porters or cleaners, as the case may be, and appropriate retroactive adjustment shall thereafter be made when the Hourly Wage Rate paid on such January 1 pursuant to such agreement for said workers is finally determined and provided further that if as of the last day of such Operation Year no such agreement covering the January 1 occurring in such Operation Year shall have been in effect, the Hourly Wage Rate paid by the landlord or by the contractor performing the cleaning services for landlord on such January 1 for porters and cleaners shall be for all purposes hereof deemed to be such Hourly Wage Rate prescribed by such agreement between said Board (or any successor thereto) and said Union (or any successor thereto) for such Operation Year. It is understood that the definitions set forth in this paragraph and related definitions set forth elsewhere in this Article are designed to provide an escalation index only, and no express or implied representation is made that the additional rental derived from such index will bear any relationship to actual operating expenses of Landlord.

         h. "Labor Rate" for any Operation Year shall mean the Hourly Wage Rate for workers classified as "Others."

         i. "Base Labor Rate" shall mean the Labor Rate for the calendar year 2000.

         j. "Escalation Statement" shall mean statement in writing signed by landlord, setting forth the amount payable by Tenant for a specified Tax Year or Operation Year (as the case may be) pursuant to this Article.

41.02. If the Real Estate Taxes for any Tax Year shall be greater than the Real Estate Tax Base, Tenant shall pay the Landlord as additional rent for the Demised Premises for such Tax Year an amount equal to Tenant's Proportionate Share of the difference between Real Estate Taxes for such Tax Year and the Real Estate Tax Base.

41.02.1. In no event shall the additional rent under Article 41.02 be increased in any Tax Year in excess of $2,223.60 per annum over that of the prior Tax Year on a cumulative basis (hereinafter "CAP"). For example, assuming Tenant's Proportionate Share of Real Estate Taxes in 2000/01 exceeds Tenant's Proportionate Share of the Real Estate Tax Base 1999/00 by $2,779.50 in 2001/02 by $4,169.25 and in 2002/03 by $8,338.50 the additional rents (a.r.) resulting from application of Article 41.02 will be as follows:

Tax Year               Real Estate Tax Escalation Before Cap                 CAP

2000/01                                               $2,779.50     a.r.= $2,223.60

2001/02                                         a.r.= $4,169.25           $4,447.20

2002/03                                               $8,338.50     a.r.= $6,670.80



41.03. If the Labor Rate for any Operation Year shall be greater than the Base Labor Rate, Tenant shall pay to Landlord as additional rent for the Demised Premises for such Operation Year an amount equal to the product obtained by multiplying the Area of the Premises by the number of cents (including any fraction of a cent) by which the Labor Rate for such Operation Year exceeds the Base Labor Rate.

41.03.1. In no event shall the additional rent under Article 41.03 be increased in any Operation Year in excess of $2,779.50 per annum over that of the prior Operation Year on a cumulative basis (hereinafter "CAP"). For example, assuming that, in 2001 the Labor Rate exceeds the Base Labor Rate by $.60, in 2002 by $.90 and in 2003 by $1.80, the additional rents (a.r.) resulting from application of Article 41.03 will be as follows:

                                                                         ANNUAL
                                                                         LABOR RATE
OPERATION            AREA OF                    LABOR RATE               ESCALATION
YEAR                 PREMISES          X        DIFFERENTIAL             BEFORE CAP             CAP
2001                 5,559'            X        $.60                     $3,335.40              a.r.=$2,779.50

2002                 5,559'            X        $.90                     a.r.=$5,003.10         $5,559.00

2003                 5,559'            X        $1.80                    $10,006.20             a.r.=$8,338.50

41.04. Any such adjustment payable by reason of the provisions of Section 41.02 hereof shall be payable within fifteen (15) days after Landlord shall furnish to Tenant an Escalation Statement with respect to Real Estate Taxes for any Tax Year.

41.05. Any such adjustment payable by reason of the provisions of Section 41.03 shall commence as of the first day of the relevant Operation Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operation Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article, provided however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operation Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

41.06. In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operation Year, or (ii) of any increase or decrease in the Area of the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Article with respect to any Tax year or Operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article taking into consideration: (a) the portion of such Tax Year or Operation Year which shall have elapsed prior to the date of such expiration or termination; or (b) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relate. Similarly, if the term of this Lease shall begin or end on a date which is not the first (with respect to term commencement) or the last (with respect to expiration or termination) day of a calendar month, appropriate adjustments shall be made to Fixed Rent and additional rent for the first or last month of the term, as the case may be, to reflect the portion of a month falling within the term of this Lease. However, nothing contained herein shall relieve Tenant of liability for all Fixed Rent and additional rent which would have been due following termination for Tenant's default.

41.07. Payments shall be made pursuant to this Article notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this Lease.

41.08. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced before Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax year pursuant to Section 41.02 hereof, the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with reducing the assessed valuation and/or in obtaining such reduction.

41.09. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced after Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax Year pursuant to Section 41.02 hereof, Tenant shall be entitled to receive Tenant's Proportionate Share of such reduction after Landlord's receipt of a refund or credit for said reduction, provided, however, that the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with obtaining said reduction.

42. All taxes, charges, costs and expenses which the Tenant is required to pay under any terms of this Lease, together with all interest and penalties that may accrue thereon, in the event of the Tenant's failure to pay such amounts and all damages, costs and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the fixed rent. If Landlord does not receive full payment for rent (i.e., Fixed Rent and/or additional rent) within ten (10) days after the date on which payment is due, Tenant shall be liable to Landlord for all reasonable legal fees and interest on late payments at a rate equal to the prime lending rate then in effect for loans of Citibank, N.A. (or its successor) in the State of New York, which shall accrue on a daily basis from the date on which the payment was due to the date on which Landlord collects payment in full.

43. Landlord will furnish electricity to the Tenant through presently installed electrical facilities for Tenant's reasonable use of lighting, electrical appliances and other equipment, and in consideration thereof Tenant agrees that the rent reserved in the within Lease shall be increased by a sum effective as of the commencement of this Lease of $15,287.25 per annum, payable in equal installments of $1,273.94 per month. In the event the Landlord believes that the electricity cost is at any time greater than the aforementioned sum (or such additional rent for electricity as may hereafter be determined), the Tenant agrees that an independent electrical consultant, selected by the Landlord, may make a survey of the electrical equipment consuming electricity located inside and outside the Demised Premises (but equipment located outside, e.g. air conditioners, shall be included only to the extent that the same serve the Demised Premises) to determine the increase in rent due to electricity. The Tenant agrees to pay the new electricity rent charge as determined by the electrical consultant effective as of the date of the consultant's survey. Further, if the Landlord's electric rates or charges of any kind imposed thereon by the public utility corporation serving the area where the building is located are increased or if there shall be any increase in sales, excise or any similar tax imposed on electrical consumption, the additional charge for electricity shall be increased to reflect such increases without a survey.

44. If the Landlord or any successor in interest shall be an individual, joint venture, tenants-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenants-in-common, firm or partnership in respect to any of the covenants or conditions of this Lease. The Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the covenants or conditions of this Lease.

45. All notices required herein shall be in writing addressed to Landlord and Tenant at the addresses set forth herein, and shall be sent by certified mail, return receipt requested. The date of mailing shall be deemed to be the date on which notice is given.

46. Tenant warrants to Landlord that no real estate agent or broker except BRAUN MANAGEMENT INC. brought about this Lease and agrees to indemnify and defend Landlord on demand against all claims made by other brokers and agents for fees or commissions with respect to this Lease arising out of tenant's acts and Landlord agrees to pay broker.

47.01. Tenant agrees to maintain in full force during terms of this Lease, at its own cost and expense, the following:

         i. one of more policies of fire and extended coverage, vandalism and malicious mischief insurance with "all risks" indorsement, covering its fixtures and equipment located on the Demised Premises, such insurance to be in an amount to at least 80% of the replacement value thereof and shall waive subrogation against Landlord, and

         ii. insurance covering all plate glass on the Demised Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair and/or replace the fixtures, appurtenances, heating, ventilating, air conditioning, electrical equipment and plate glass so insured.

47.02. From and after the date the Demised Premises are made available for Tenant's Occupancy until the end of the Lease term, Tenant agrees to maintain in full force, at its own cost and expense, one or more policies of comprehensive, general public liability and property damage insurance, insuring against liability for injury to person and/or properties (and death) to person or persons in or about the Demised Premises. The limits of liability of such insurance shall not be less than a combined single limit of $300,000 for injury (or death) to one or more than one person arising from any one occurrence, and not less than $100,000 with respect to damage to property. In no event shall the limits of said policies be considered as limiting the liability of Tenant under this Lease.

47.03. Tenant agrees to indemnify, defend and save harmless Landlord or any person or persons in privity of estate or contract with Landlord with respect to the Demised Premises from and against any and all claims and demands of third parties (including, but not limited to, those for death, for personal injuries, or for loss or damage to property) occurring in or arising directly in indirectly out of or in connection with the use and occupancy of the Demised Premises, the business conducted in the Demised Premises, or (without limiting the foregoing) as a result of any acts, omissions or negligence of Tenant, or their respective contractors, licensees, invitees, agents, servants, employees, subtenants, or other persons in or about the Demised Premises, and from and against all costs, expenses and liability occurring in or in connection with any such claim or proceeding brought thereon except if arising from acts of Landlord, its agent, assigns or invitees. Tenant shall reimburse Landlord as additional rent for any increase in insurance premium incurred by Landlord relative to Landlord's insurance policies insuring the Building which may result from a change in the nature of Tenant's business.

47.04. A copy of each policy referred to in Paragraphs 47.01, 47.02 and 47.03, and the original of all renewal policies or certificates, shall be delivered to Landlord within fifteen (15) days in inception of same. If any policy required to be delivered hereunder shall not be delivered, or if any such policy shall for any reason be canceled, Landlord may procure and pay for the same, and the amount so paid shall become due and payable as additional rent with the next installment of fixed rent; the foregoing shall not constitute a waiver or release of any other rights and remedies of Landlord upon a default by Tenant hereunder. All insurance policies required to be obtained by Tenant in accordance with the terms of this Article shall be placed with companies licensed to do business in the State of New York. Tenant shall cooperate with Landlord and any mortgagee in connection with the collection of any insurance proceeds that may be due in the event of loss and shall execute and deliver to Landlord such proofs of loss and any other instruments that may be required for the purpose of facilitating the recovery of any insurance proceeds, and in the event that Tenant shall fail to do so, Landlord, in addition to any other remedies, may as the agent or attorney in fact of Tenant, execute and deliver any such instruments, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant's legal attorney in fact for such purpose, hereby ratifying all that Landlord may do as such attorney in fact of Tenant.

48. Any signage which may be hereafter placed by Tenant on the exterior of the Demised Premises or visible from the outside of the Demised Premises must first be submitted to Landlord for Land-lord's approval and must conform to all applicable governmental laws and regulations. On the expiration or sooner termination of the term hereof, Tenant, at Tenant's sole cost and expense, shall promptly remove all signs installed or displayed by Tenant also, at Tenant's sole cost and expense, shall promptly repair in good and workmanlike manner in conformity with law and all applicable provisions of this Lease, all damage to the Building caused by such removal.

49. In the event the plate glass on the Demised Premises is damaged or destroyed, Tenant shall repair or replace same at its sole cost and expense. In the event Tenant fails to do so within a reasonable period of time, Landlord may do so, and bills for the cost thereof shall be rendered by Landlord to Tenant and shall be due from the Tenant upon presentation and if not so paid, payable by it together with the next monthly installment of rent to be due hereunder, and the amount of such bill shall be deemed to be additional rent hereunder and shall be payable and collectible in the same manner as the Fixed Rent provided for herein.

50. Anything herein contained to the contrary notwithstanding, if after default and payment of rent, or a violation of any other provision of this Lease, or upon the expiration of this Lease, the Tenant moves out or is dispossessed and fails to remove any of its property prior to such default, removal, expiration of Lease, or prior to the issuance of a final order of execution of the warrant, then and in that event the said property shall be deemed abandoned by said Tenant and shall become the property of Landlord.

51. Anything herein contained to the contrary notwithstanding it is the agreement of Landlord and Tenant that if at any time during the demised term any governmental agencies or departments require the installation, change or modification, etc. of a sprinkler system in the premises herein demised such installation, change, modification, etc. shall be made and maintained by the Landlord at Landlord's sole cost and expense. If it is required that a sprinkler system be installed in the Demised Premises or for the benefit of the Demised Premises, then in such event the Tenant shall pay for and maintain at Tenant's own cost and expense a sprinkler supervisory service if the same be required by any of the aforesaid agencies.

52. Article 11 of this Lease is modified to the following extent. If Tenant shall desire to assign this Lease or sublet the Leased Premises in whole or in part, Landlord will not unreasonably withhold or delay its consent thereto provided:

         A. Tenant shall give Landlord at least ten (10) days' prior written notice of its desire to assign or sublet, which notice shall include a complete financial information what the proposed assignee or subtenant who shall not change the use permitted hereunder for Tenant;

         B. Landlord's consent is further conditional upon Tenant delivering to Landlord the following:

                  1. A counterpart executed copy of such assignment, which shall include an assumption by the assignee, from and after the effective date of such assignment, of the performance and observance of the covenants and conditions in this Lease contained on Tenant's part to be performed and observed; or

                  2. If a sublease be involved, a counterpart executed copy of the proposed sublease, which sublease shall specify that the premises to be sublet shall be used solely for the same use permitted hereunder for Tenant, that such sublease shall not be assigned, nor the premises further sublet, nor such use changed without the prior written consent of the Landlord as herein provided;

         C. Tenant shall have no right to sublet the Demised Premises or assign this Lease if it is in material default under this Lease. No assignment or sublease permitted hereunder shall relieve Tenant or any subsequent assignee of liability to Landlord for breach of this Lease.

         D. A transfer, sale, pledge or other disposition of fifty percent or more of the stock of a corporate tenant shall be deemed an assignment hereunder unless it is to a family member of a majority shareholder of such corporate tenant..

53. Tenant shall permit Landlord to erect, use, maintain and repair pipes, ducts, cables, conduits, plumbing, vents and wires in, to and through the premises as and to the extent that the same may be necessary for the proper operation and maintenance of the Building in which the Demised Premises are located or to the extent necessary to accommodate the requirements of the other tenants. Landlord shall use its best efforts to avoid unreasonable interference with Tenant's use of the premises and shall give Tenant reasonable notice.

54. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

55. Anything in this Lease to the contrary notwithstanding, Tenant shall pay to Landlord, as additional rent, $8,338.50 per annum, payable in equal monthly payments of $694.88 for cleaning services.

56. Anything in this Lease to the contrary notwithstanding, Landlord shall supply to the Demised Premises with air conditioning/cooling and ventilating systems, serviced by Landlord's system from May I through September 30, on business days (Mondays through Fridays, holidays excepted) from 8:00 AM to 6:00 PM. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A, Landlord will furnish the same at Tenant's expense.

57. Anything in the Lease to the contrary notwithstanding, provided Tenant shall not then be in default of any of the material obligations of this Lease on its part to be performed, Tenant shall have the privilege on not less than one (1) year's prior notice to Landlord to extend the Lease term for an additional five
(5) years at the then prevailing market rental rates but in no event shall the annual Base Rent be less than the total annual rent (Base Rent and additional rents) prevailing pursuant to the Lease during the last month of the original term. In all other respects the Premises shall be accepted in its then "as is" condition and there shall be no changes in the other terms of the Lease.